UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported):
May 5, 2010
UNITED BANCORPORATION OF ALABAMA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25917 (Commission File Number)	63-0833573 (IRS Employer Identification No.)

P.O. Drawer 8 Atmore, Alabama (Address of principal executive offices)	36504 (Zip Code)
Registrant’s telephone number, including area code:
(251) 446-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a)	The Annual Meeting of Stockholders of United Bancorporation of Alabama, Inc. (the “Corporation”) was held on May 5, 2010.

(b)	The following nominees were elected as Directors of the Corporation, to serve until the 2013 Annual Meeting of Stockholders, by the votes indicated:

Nominee	For	Withheld	Broker Non Votes
Michael R. Andreoli	1,331,636	56,034	31,439
David D. Swift, Sr.	1,342,592	45,078	31,439
(c)	The stockholders of the Corporation also approved an advisory (non-binding) proposal regarding the compensation of executive officers by the following vote:

For	Abstained	Broker Non Votes
1,172,003	128,629	-0-
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANCORPORATION OF ALABAMA, INC.
Date: May 10, 2010	By:	/s/ Robert R. Jones, III
Robert R. Jones, III
President & CEO

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